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  As filed with the Securities and Exchange Commission on September 29, 2000.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 2000

                             ECO SOIL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

    NEBRASKA                       0-21975                        47-0709577
 (State or other                 (Commission                   I.R.S. Employer
  jurisdiction                  File Number)                 Identification No.)
or incorporation)

               10740 THORNMINT ROAD, SAN DIEGO, CALIFORNIA 92127
          (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 675-1660

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     This Current Report on Form 8-K is filed by Eco Soil Systems, Inc., a
Nebraska corporation (the "Company"), in connection with the matters described herein.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective September 22, 2000, the Company dismissed, and therefore terminated its client-auditor relationship with, Ernst & Young LLP ("E&Y") and engaged McGladrey & Pullen, LLP ("M&P") to be its principal accountant and to audit its financial statements for the year ended December 31, 2000.

E&Y issued an unqualified opinion on the Company's consolidated financial statements as of and for the year ended December 31, 1998, and added a matter of emphasis to their opinion on the Company's consolidated financial statements as of and for the year ended December 31, 1999. E&Y added a matter of emphasis to their opinion as of and for the year ended December 31, 1999 by including a going concern modification because the Company had recurring losses, a working capital deficiency and had violated debt covenants. Other than the going concern modification in the opinion as of and for the year ended December 31, 1999, no E&Y report on the Company's financial statements for the past two years contains any adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors of the Company.

During the fiscal years ended December 31, 1998 and 1999 and subsequent interim periods, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, and there were no reportable events.

A letter from E&Y stating their agreement with the statements made herein is filed as Exhibit 16.1 to this Form 8-K.

The Company consulted M&P during fiscal year 1999 to perform the following service:

     The Company engaged M&P in January 1999 to perform agreed upon procedures in regards to the valuation of inventory for Yuma Sprinkler and Pipe Supply as of May 31, 1998. The agreed upon procedures restricted use report was issued on February 12, 1999. E&Y was informed that M&P was engaged to perform this service. However, E&Y did not review this report since it was not utilized to record an accounting adjustment.

Except for the instance noted above, the Company did not consult with M&P during the fiscal years ended December 31, 1999 and 1998 and subsequent interim periods.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this report.

Exhibit No.       Description
-----------       -----------

   16.1 Letter from Ernst & Young LLP stating its concurrence with the Company's statement regarding change of accountants.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Eco Soil Systems, Inc.


Date:  September 28, 2000                 /s/ DENNIS N. SENTZ
      ------------------------------      -----------------------------------
                                          Dennis N. Sentz
                                          Chief Financial Officer



                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   16.1 Letter from Ernst & Young LLP stating its concurrence with the Company's statement regarding change of accountants.




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